UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2008

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7799 Pardee Lane, Oakland CA	94621
(Address of principal executive offices)	(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

Item 3.02.  Unregistered Sales of Equity Securities

On July 31, 2008, World Heart Corporation (“WorldHeart”) completed a US$30 million private placement transaction and recapitalization previously announced under the terms of the Recapitalization Agreement (the “Recapitalization Agreement”) dated June 20, 2008 and amended on July 31, 2008, among WorldHeart, WorldHeart’s wholly owned subsidiary World Heart Inc. (“WHI”), Abiomed, Inc. (“Abiomed”), Venrock Partners V, L.P., Venrock Associates V, L.P. and Venrock Entrepreneurs Fund V, L.P. (collectively “Venrock”), Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Life Sciences Fund, L.P. and Austin W. Marxe (collectively “SSF”) and New Leaf Ventures II, L.P (“New Leaf”). Under the terms of the Recapitalization Agreement, WorldHeart issued 300,000,000 common shares for an aggregate purchase price of US$30,000,000 (the “Issuance”), of which Venrock invested US$11,000,000, SSF invested US$9,000,000 and New Leaf invested US$10,000,000. Simultaneously with the closing of the Issuance, Abiomed entered into a Termination and Release Letter Agreement dated July 31, 2008 with WorldHeart and WHI and converted the full amount of principal and interest owed on the US$5,000,000 8% Secured Convertible Promissory Note (the “Note”) previously issued to Abiomed by WorldHeart and WHI into 86,000,000 common shares of WorldHeart (the “Conversion”), released the security interest in all of the assets of WorldHeart and WHI that secured the Note, terminated the warrant Abiomed held to purchase 3,400,000 common shares of WorldHeart, forgave other amounts owed to Abiomed by WorldHeart and terminated all previously existing agreements, arrangements and understandings with WorldHeart. The purchase price delivered by Venrock and SSF at the closing was offset by the principal and interest owed on the bridge loan facility of US$1,400,000 (the “Bridge Facility”) Venrock and SSF provided WorldHeart prior to closing. In connection with the Issuance, the parties to the Recapitalization Agreement entered into a Registration Rights Agreement dated July 31, 2008 to register the common shares issued in connection with the Issuance and the Conversion.

WorldHeart will pay an aggregate cash commission of US$750,000 and issue warrants to purchase an aggregate of 2,500,000 common shares to its advisors, Pacific Growth Equities, LLC (“PGE”) and Stifel, Nicolaus and Company (“Stifel”). The warrants are subject to shareholder approval and will have an exercise price of US$0.11 per share.

The Recapitalization Agreement further provides that:

(i)                                     WorldHeart will call a special meeting of its shareholders to vote on, among other things, the approval of a reverse split of its common shares (the “Reverse Split”) for the purpose of seeking to comply with the US$1.00 minimum bid price requirement of the NASDAQ Capital Market;

(ii)                                  Each of Abiomed, Venrock, SSF and New Leaf will have the right to designate one person for election to the Board of Directors of WorldHeart, so long as each remains the beneficial owner of at least 5% of the outstanding common shares of WorldHeart;

(iii)                               Abiomed’s current distribution rights with WorldHeart be terminated and replaced with revised distribution rights, under which WorldHeart is required to negotiate in good faith with Abiomed regarding distribution arrangements for certain of the Company’s products before engaging a third-party distributor; and

(iv)                              Promptly following the closing, WorldHeart will establish an equity incentive program for the benefit of its independent directors, officers, employees and consultants covering, together with its existing plans, a maximum of 44,000,000 common shares of WorldHeart (to be adjusted for the reverse share split and any other recapitalization) on such terms and conditions as shall be approved by WorldHeart’s Board of Directors, including the designees, if any, of Abiomed, Venrock, SSF and New Leaf.  WorldHeart will seek approval of the equity incentive plan at the special meeting of shareholders.

A copy of the Company’s press release announcing the transaction is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

The securities described above have not been registered under the Securities Act of 1933, as amended, and the agreement to sell the securities was made pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder. The shares described above and the shares issuable under the warrants will be restricted in accordance with Rule 144 under the Securities Act of 1933. The issuances did not involve any public offering; the Company made no general solicitation in connection with the private placement; the Company obtained representations from Abiomed, New Leaf, SSF and Venrock, and will obtain representations from PGE and Stifel, regarding their investment intent, knowledge and experience; Abiomed, New Leaf, SSF, Venrock, PGE and Stifel either received or had access  to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that Abiomed, New Leaf, SSF, Venrock, PGE and Stifel are capable of evaluating the merits and risks of their investment; and the shares issued in the Issuance and issuable under the warrants are issuable with restricted securities legends.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security. The shares have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. The Company has agreed to file a registration statement covering the resale of the shares of common stock acquired in the private placement and the shares issuable under the warrants.

The foregoing description of the transaction and the terms of the Recapitalization Agreement, the Registration Rights Agreement, the Termination and Release Letter Agreement and the Bridge Facility does not purport to be complete and is qualified in its entirety by reference to the full text of each of the agreements, which are filed as exhibits hereto or to the Current Report on Form 8-K filed on June 25, 2008 and incorporated herein by reference.

Forward-Looking Information

Statements in this Form 8-K that are not strictly historical are forward-looking statements regarding actions to be taken after the closing of the private placement. Actual results could differ materially from those projected in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include any event that would cause the Company or the Investors to breach any of their representations and warranties under the purchase agreement. Additional risk factors are identified in the Company’s Securities and Exchange Commission filings, including without limitation its Annual Report on Form 10-KSB/A for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2008. The Company assumes no obligation and does not intend to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01   Other Events

Upon the completion of its $30.0 million private placement transaction and recapitalization as of July 31, 2008, the Company believes that it has achieved compliance with the NASDAQ Marketplace Rule 4310(c)(3), which requires a minimum of $2,500,000 in stockholders’ equity and believes that it can sustain such compliance.

Item 9.01 Financial Statements and Exhibits.

                    (d) Exhibits.

                    The following exhibit is being furnished herewith:

Exhibit No.	Description of Exhibit.
99.1	Press release, dated August 1, 2008
99.2

Amendment No. 1 to the Recapitalization Agreement dated July 31, 2008 between the registrant, World Heart Inc., a wholly-owned subsidiary of the registrant, ABIOMED, Inc., Venrock Partners V, L.P., Venrock Associates V, L.P. and Venrock Entrepreneurs Fund V, L.P., Special Situations Fund III QP LP, Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Life Sciences Fund, L.P., Austin Marxe and New Leaf Ventures II, L.P

99.3

Registration Rights Agreement dated July 31, 2008 between registrant, ABIOMED, Inc., Venrock Partners V, L.P., Venrock Associates V, L.P. and Venrock Entrepreneurs Fund V, L.P., Special Situations Fund III QP LP, Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Life Sciences Fund, L.P., Austin Marxe and New Leaf Ventures II, L.P

99.4	Termination and Release Letter dated July 31, 2008 from ABIOMED, Inc. to the registrant and World Heart inc., a wholly-owned subsidiary of the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 6, 2008

WORLD HEART CORPORATION

By:	/s/ David Pellone
Name:	David Pellone
Title:	Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit.
99.1	Press release, dated August 1, 2008
99.2

Amendment No. 1 to the Recapitalization Agreement dated July 31, 2008 between the registrant, World Heart Inc., a wholly-owned subsidiary of the registrant, ABIOMED, Inc., Venrock Partners V, L.P., Venrock Associates V, L.P. and Venrock Entrepreneurs Fund V, L.P., Special Situations Fund III QP LP, Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Life Sciences Fund, L.P., Austin Marxe and New Leaf Ventures II, L.P

99.3

Registration Rights Agreement dated July 31, 2008 between registrant, ABIOMED, Inc., Venrock Partners V, L.P., Venrock Associates V, L.P. and Venrock Entrepreneurs Fund V, L.P., Special Situations Fund III QP LP, Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Life Sciences Fund, L.P., Austin Marxe and New Leaf Ventures II, L.P

99.4	Termination and Release Letter dated July 31, 2008 from ABIOMED, Inc. to the registrant and World Heart inc., a wholly-owned subsidiary of the registrant.